                             AFD EXCHANGE RESERVES


                                 ANNUAL REPORT

                              SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS                                  AFD EXCHANGE RESERVES
=============================================================================

November 2, 1995

Dear Shareholder:

We are pleased to provide an overview of market and Fund activity during AFD Exchange Reserves' fiscal reporting period ended September 30, 1995. As you know, AFD Exchange Reserves serves as the money market fund* exchange vehicle for the Alliance mutual funds. The Fund's investment objective is to provide maximum current income consistent with safety of principal and liquidity.

The Fund's assets at the end of the fiscal year totaled approximately $116 million, and dividends of $.0235 per Class A share, $.0210 per Class B share and $.0223 per Class C share were paid over the six-month period since we last reported.

The Fund remains invested in high quality money market securities, which include marketable obligations issued or guaranteed by the U.S. Government and its agencies. As of September 30, the average weighted maturity of the portfolio was 38 days.

ECONOMIC COMMENTARY

During the reporting period, the Federal Reserve Board changed direction on monetary policy and lowered short-term interest rates following its meeting in early July. This 25 basis point decrease in the Federal Funds rate marked the first deduction in official rates in nearly three years.

Our view is that the economic data support the prospect for another round of Federal Reserve easing before year end. Our economists expect bond yields to trade in a wide range with a leaning towards lower levels over the next six months. Should this occur, your Fund will remain biased toward a longer average maturity in an environment of lower short-term rates.

We appreciate your continued investment in AFD Exchange Reserves and look forward to reporting to you again early in 1996.

Sincerely,



John D. Carifa
Chairman and President


* Investments in money market funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that they will be able to maintain a stable net asset value of $1.00.

STATEMENT OF NET ASSETS
September 30, 1995                     AFD Exchange Reserves
============================================================

PRINCIPAL
 AMOUNT
  (000)              SECURITY          YIELD       VALUE
------------------------------------------------------------
                 U.S. GOVERNMENT & AGENCY
                 OBLIGATIONS--99.2%
                 FEDERAL NATIONAL
                 MORTGAGE ASSOCIATION--57.8%
  $  1,800       11/21/95.............  5.57%  $  1,785,796
    24,000       11/29/95.............  5.58     23,780,520
     2,000       10/12/95.............  5.60      1,996,578
    20,100       10/20/95.............  5.65     20,040,063
    10,000       1/22/96..............  6.04      9,810,411
    10,000       5.45%, 4/04/97 FRN     5.55      9,992,935
                                               ------------
                                                 67,406,303
                                               ------------
                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION--34.6%
    30,000        10/23/95............  5.58     29,897,700
     4,500        10/23/95............  5.60      4,484,600
     1,000        11/06/95............  5.62        994,380
     3,000        10/16/95............  5.64      2,992,950
     2,000        10/16/95............  5.65      1,995,292
                                               ------------
                                                 40,364,922
                                               ------------
PRINCIPAL
 AMOUNT
  (000)          SECURITY             YIELD        VALUE
===========================================================

               FEDERAL HOME LOAN BANK--6.8%
$7,000       11/17/95...............  5.61%    $  6,948,731
 1,000       11/28/95...............  5.61          990,962
                                               ------------
                                                  7,939,693
                                               ------------

               TOTAL INVESTMENTS--99.2%
                 (amortized cost
                 $115,710,918)...               115,710,918
               Other assets less
                 liabilities--0.8%.                 946,655
                                               ------------

               NET ASSETS--100%
                (offering and redemption
                price of $1.00 per share;
                41,120,079 Class A shares;
                65,270,787 Class B shares and
                10,268,998 Class C shares
                outstanding)..........         $ 116,657,573
                                               =============

----------------------------------------------------------

GLOSSARY OF TERMS:
FRN - Floating Rate Note

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995                         AFD EXCHANGE RESERVES
===============================================================================

INVESTMENT INCOME
 Interest......................................                       $ 6,984,634

EXPENSES
 Advisory fee..................................        $    297,892
 Distribution fee-Class A......................             186,700
 Distribution fee-Class B......................             688,887
 Distribution fee-Class C......................              96,961
 Transfer agency...............................             197,666
 Administrative................................             116,000
 Registration fees.............................             113,960
 Custodian.....................................              70,098
 Amortization of organizational expense........              50,374
 Audit and legal...............................              44,062
 Trustees' fees................................              19,767
 Printing......................................              11,397
 Miscellaneous.................................               6,906
                                                       ------------
 Total expenses................................           1,900,670
 Less: fee waiver..............................             (87,000)    1,813,670
                                                       ------------   -----------
 Net investment income.........................                         5,170,964

REALIZED LOSS ON INVESTMENTS
 Net realized loss on investments..............                            (1,256)
                                                                      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS.....                       $ 5,169,708
                                                                      ===========

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                       MARCH 25,1994(A)
                                                     YEAR ENDED               TO
                                                 SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
                                                 ------------------   ------------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income.........................        $  5,170,964          $   504,187
 Net realized loss on investments..............              (1,256)              (1,035)
                                                       ------------          -----------
 Net increase in net assets from operations....           5,169,708              503,152

DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
  Class A......................................          (1,730,554)            (129,869)
  Class B......................................          (2,869,673)            (292,791)
  Class C......................................            (570,737)             (81,527)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
 Net increase..................................          62,057,743           54,501,921
                                                       ------------          -----------
 Total increase................................          62,056,487           54,500,886

NET ASSETS
 Beginning of period...........................          54,601,086              100,200
                                                       ------------          -----------
 End of period.................................        $116,657,573          $54,601,086
                                                       ============          ===========
------------------------------------------------------------------------------------------

(a)  Commencement of operations.
     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995                                         AFD EXCHANGE RESERVES
================================================================================

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

AFD Exchange Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are offered to holders of Class A shares of other Alliance funds without any sales charge at the time of purchase or redemption. Class B shares are offered to holders of Class B shares of other Alliance funds without any sales charge at the time of purchase. Class B shares which are redeemed within a certain number of years of the original purchase of Alliance fund Class B shares will be subject to a contingent deferred sales charges. Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the original Alliance fund Class B shares purchased. Class C shares are offered to holders of Class C shares of other Alliance funds without any sales charge at the time of purchase or redemption. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. VALUATION OF SECURITIES

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. ORGANIZATION EXPENSES

Organization expenses of approximately $252,000 have been deferred and are being amortized on a straight-line basis through March, 1999.

3. TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near calendar year end.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS

Interest income is accrued daily. Security transactions are recorded on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.
--------------------------------------------------------------------------------
NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays its Adviser, Alliance Capital Management L.P. an advisory fee at the annual rate of .25 of 1% on the first $1.25 billion of average daily net assets; .24 of 1% on the next $.25 billion; .23 of 1% on the next $.25 billion;
 .22 of 1% on the next $.25 billion; .21 of 1% on the next $1 billion; and .20 of 1% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 1995, the Fund incurred costs of $116,000, of which $87,000 was waived by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services. Such compensation amounted to $144,631 for the year ended September 30, 1995.

                                                          AFD EXCHANGE RESERVES
===============================================================================

NOTE C: DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12B-1 under the Investment Company Act of 1940 for Class A, Class B and Class C . Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75 of 1% of the average daily net assets attributable to Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS

At September 30, 1995, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 1995, the Portfolio had a capital loss carryforward of $2,291 of which $1,035 expires in 2002 and $1,256 expires in 2003.
-------------------------------------------------------------------------------

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

An unlimited number of shares ($.001 par value) are authorized. At September 30, 1995, capital paid-in aggregated $41,120,079 for Class A, $65,270,787 for Class B and $10,268,998 for Class C. Transactions, all at $1.00 per share, were as follows:

                                                                                 CLASS A
                                                            ------------------------------------------------
                                                                                           MARCH 25, 1994(A)
                                                                 YEAR ENDED                       TO
                                                             SEPTEMBER 30, 1995           SEPTEMBER 30, 1994
                                                             ------------------           ------------------
Shares sold............................................           254,814,516                 79,563,777
Shares issued on reinvestments of dividends............             1,730,554                    129,869
Shares redeemed........................................          (233,640,310)               (61,578,327)
                                                                 ------------                -----------
Net increase...........................................            22,904,760                 18,115,319
                                                                 ============                ===========
                                                                                 CLASS B
                                                            ------------------------------------------------
                                                                                           MARCH 25, 1994(A)
                                                                 YEAR ENDED                       TO
                                                             SEPTEMBER  30, 1995          SEPTEMBER 30, 1994
                                                             -------------------          ------------------
Shares sold............................................           235,826,904                 87,623,275
Shares issued on reinvestments of dividends............             2,869,673                    292,791
Shares redeemed........................................          (204,665,847)               (56,676,109)
                                                                 ------------                -----------
Net increase...........................................            34,030,730                 31,239,957
                                                                 ============                ===========
                                                                                 CLASS C
                                                             -----------------------------------------------
                                                                                           MARCH 25, 1994(A)
                                                                 YEAR ENDED                       TO
                                                             SEPTEMBER 30, 1995           SEPTEMBER 30, 1994
                                                             ------------------           ------------------
Shares sold............................................             72,011,656                 41,236,143
Shares issued on reinvestments of dividends............                570,737                     81,527
Shares redeemed........................................            (67,460,140)               (36,171,025)
                                                                  ------------                -----------
Net increase...........................................              5,122,253                  5,146,645
                                                                  ============                ===========

------------------------------------------------------------------------------

(a)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  AFD EXCHANGE RESERVES
================================================================================

NOTE F:  FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.

                                                                               CLASS A
                                                               ----------------------------------------
                                                                                       MARCH 25, 1994(A)
                                                                   YEAR ENDED                   TO
                                                                SEPTEMBER 30, 1995    SEPTEMBER 30, 1994
                                                                ------------------    ------------------
Net asset value, beginning of period..................              $  1.00               $  1.00
                                                                   --------               -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income..................................               .0453                 .0126
                                                                   --------               -------
LESS: DISTRIBUTIONS
-------------------
Dividends from net investment income...................              (.0453)               (.0126)
                                                                   --------               -------
Net asset value, end of period.........................             $  1.00               $  1.00
                                                                   ========               =======

TOTAL RETURN
------------
Total investment return based on
  net asset value (b)..................................                4.64%                 2.45%(c)
                                                                    =======               =======

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (in millions)................              $   41                  $18
Ratio of average net assets to:
  Expenses, net of waivers.............................                1.21%                1.82%(c)
  Expenses, before waivers.............................                1.29%                1.82%(c)
  Net investment income (d)............................                4.63%                2.62%(c)

                                                                                CLASS B
                                                               -------------------------------------------
                                                                                       MARCH 25, 1994(A)
                                                                     YEAR ENDED               TO
                                                                 SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
                                                               --------------------   --------------------
Net asset value, beginning of period..................             $  1.00              $  1.00
                                                                   -------              -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income.................................               .0404                .0101
                                                                   -------              -------
LESS: DISTRIBUTIONS
-------------------
Dividends from net investment income..................              (.0404)              (.0101)
                                                                   -------              -------
Net asset value, end of period........................             $  1.00              $  1.00
                                                                   =======              =======

TOTAL RETURN
------------
Total investment return based on
  net asset value (b).................................                4.12%                1.95%(c)
                                                                   =======              =======

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (in millions)...............             $    65              $    31
Ratio of average net assets to:
  Expenses, net of waivers............................                1.70%                2.35%(c)
  Expenses, before waivers............................                1.78%                2.35%(c)
  Net investment income (d)...........................                4.17%                1.91%(c)
----------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c)  Annualized.
(d)  Net of expenses waived by the Adviser.

                                                           AFD EXCHANGE RESERVES
================================================================================

                                                             CLASS C
                                           -------------------------------------------
                                                                  MARCH 25, 1994(A)
                                               YEAR ENDED                 TO
                                           SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
                                           -------------------  ----------------------
Net asset value, beginning of period.....        $  1.00                $   1.00
                                                 -------                 -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income....................          .0430                   .0112
                                                 -------                 -------
LESS: DISTRIBUTIONS
-------------------
Dividends from net investment income.....         (.0430)                 (.0112)
                                                 -------                --------
Net asset value, end of period...........        $  1.00                $   1.00
                                                 =======                ========

TOTAL RETURN
------------
Total investment return based on
  net asset value (b)....................           4.39%                   2.18%(c)
                                                 =======                 =======

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (in millions)..            $10                      $5
Ratio of average net assets to:
  Expenses, net of waivers...............           1.45%                   2.08%(c)
  Expenses, before waivers...............           1.52%                   2.08%(c)
  Net investment income (d)..............           4.41%                   2.14%(c)
--------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.
(c)  Annualized.
(d)  Net of expenses waived by the Adviser.

INDEPENDENT AUDITOR'S REPORT                              AFD EXCHANGE RESERVES
===============================================================================


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
AFD EXCHANGE RESERVES

We have audited the accompanying statement of net assets of AFD Exchange Reserves as of September 30, 1995 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AFD Exchange Reserves as of September 30, 1995, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




McGladrey & Pullen, LLP
New York, New York
October 20, 1995

                                                         AFD EXCHANGE RESERVES
==============================================================================

AFD EXCHANGE RESERVES
1345 Avenue of the Americas
New York, NY  10105
Toll-free 1(800) 221-5672

TRUSTEES
JOHN D. CARIFA, Chairman and President
RUTH BLOCK /(1)/
DAVID H. DIEVLER, /(1)/
JOHN H. DOBKIN /(1)/

OFFICERS
KATHLEEN A. CORBET, Senior Vice President
WAYNE D. LYSKI, Senior Vice President
JOHN F. CHIODI, JR., Vice President
PAMELA F. RICHARDSON, Vice President

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
P.O. Box 1912
Boston, MA 02105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

AUDITORS
MCGLADREY & PULLEN, LLP
555 Fifth Avenue
New York, NY 10017


WILLIAM H. FOULK, JR. /(1)/
JAMES M. HESTER /(1)
CLIFFORD L. MICHEL /(1)/
ROBERT C. WHITE /(1)/



EDMUND P. BERGAN, JR., Secretary
MARK D. GERSTEN, Treasurer & Chief Financial Officer
JOSEPH J. MANTINEO, Controller


TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

------------------------------------------------------------------------------

/(1)/  Member of the audit committee.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund's current prospectus, which contains further information about the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.